UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

     W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

475 Steamboat Road, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 629-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference is certain unaudited financial information relating to the Company's results of operations and financial condition for the first quarter of 2013 and as of March 31, 2013. This information was previously released by the Company on April 23, 2013 and subsequently furnished under Item 2.02 Results of Operations and Financial Condition on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Unaudited financial information relating to the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By: /s/ Eugene G. Ballard
Name: Eugene G. Ballard
Title:    Senior Vice President -
        Chief Financial Officer

Date: April 25, 2013

EXHIBIT INDEX

Exhibit:

99.1	Unaudited financial information relating to the Company